EXHIBIT 99.2(a)


     This  statement  is  being  filed  by J.P.  Morgan  Partners  (BHCA),  L.P.
(formerly known as Chase Equity Associates, L.P.), a Delaware limited partnership (hereinafter referred to as "JPMP (BHCA)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP
(BHCA) is engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P. (formerly known as Chase Capital Partners, a New York general partnership), a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (BHCA), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp. (formerly known as Chase Capital Corporation), a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (BHCA), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

     JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.


                               Page 8 of 13 pages

                                                                      SCHEDULE A
                               JPMP CAPITAL CORP.

                              EXECUTIVE OFFICERS(1)


President                                              Jeffrey C. Walker
Executive Vice President                               Mitchell J. Blutt, M.D.*
Executive Vice President                               Arnold L. Chavkin*
Executive Vice President                               John M.B. O'Connor*
Managing Director                                      Dr. Dana Beth Ardi
Managing Director                                      Christopher C. Behrens*
Managing Director                                      Julie Casella-Esposito*
Managing Director                                      Rodney A. Ferguson*
Managing Director                                      Cornell P. French*
Managing Director                                      Michael R. Hannon*
Managing Director                                      Alfredo Irigoin*
Managing Director                                      Andrew Kahn*
Managing Director                                      Jonathan R. Lynch*
Managing Director                                      Stephen P. Murray*
Managing Director                                      Timothy Purcell*
Managing Director                                      Faith Rosenfeld*
Managing Director                                      Shahan D. Soghikian*
Managing Director                                      Timothy J. Walsh*
Managing Director                                      Richard D. Waters, Jr. *
Managing Director                                      Damion E. Wicker, M.D.*
Managing Director                                      Eric R. Wilkinson*
Senior Vice President and Assistant Secretary          James Hutter*
Senior Vice President and Assistant Secretary          Mounir Nahas*
Senior Vice President, Treasurer and
     Assistant Secretary                               Elisa R. Stein*
Vice President and Assistant Secretary                 Richard Madsen*
Vice President and Assistant Secretary                 Puneet Gulati*


------------------
(1) Each of whom is a United States citizen except for Messrs. Irigoin and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


                               Page 9 of 13 pages

Vice President and Assistant Secretary                 Thomas Szymoniak*
Vice President and Assistant Secretary                 Scott Kraemer*
Secretary                                              Anthony J. Horan**
Assistant Secretary                                    Robert C. Caroll**
Assistant Secretary                                    Denise G. Connors**
Assistant Secretary                                    Euisun Lisa Lee**
Assistant Secretary                                    Timothy Samson**



                                  DIRECTORS(1)

                              William B. Harrison**

                               Jeffrey C. Walker*


--------------------------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


                               Page 10 of 13 pages

                                                                      SCHEDULE B

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)


Chairman of the Board and Chief Executive Officer      William B. Harrison Jr.*
Vice Chairman                                          David A. Coulter*
Vice Chairman                                          Walter A. Gubert*
Vice Chairman                                          Thomas B. Ketchum*
Vice Chairman                                          Donald H. Layton*
Vice Chairman                                          James B. Lee Jr. *
Vice Chairman                                          Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management
    and Administration                                 Marc J. Shapiro*
Executive Officer                                      Steven D. Black*
Executive Officer                                      Donald H. McCree III*
Executive Officer                                      James I. Staley*
Executive Officer                                      Don M. Wilson*
Executive Officer                                      William T. Winters*
Executive Vice President; General Auditor              William J. Moran*
Executive Vice President; Chief Financial
     Officer                                           Dina Dublon*
Executive Vice President; Head of Market
     Risk Management                                   Lesley Daniels Webster*
Chief Credit Officer                                   Robert S. Strong*
Managing Director                                      Paul W. Brandow*
Managing Director; Corporate Treasurer                 David B. Edelson*
Managing Director; Head of Credit Risk Policy          Suzanne Hammett*
Managing Director                                      Louis M. Morrell*
Managing Director                                      John Steinhardt*
Managing Director                                      John Wilmet*
Managing Director                                      Jorge V. Jasson*
General Counsel                                        William H. McDavid*
Corporate Secretary                                    Anthony James Horan*
Senior Vice President; Assistant General Counsel       Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer        Gregory S. Meredith*
Director of Human Resources                            John J. Farrell*
Director of Corporate Marketing and Communications     Frederick W. Hill*
Controller                                             Joseph L. Scalfani*
Assistant Corporate Secretary                          James C. Berry*


--------------------------
1    Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



                              Page 11 of 13 pages

                                  DIRECTORS(1)

                                           PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                                       BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
Hans W. Becherer                           Retired Chairman of the Board and
                                           Chief Executive Officer
                                           Deere & Company
                                           One John Deere Place
                                           Moline, IL 61265
--------------------------------------------------------------------------------
Riley P. Bechtel                           Chairman and Chief Executive Officer
                                           Bechtel Group, Inc.
                                           P.O. Box 193965
                                           San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
Frank A. Bennack, Jr.                      President and Chief Executive Officer
                                           The Hearst Corporation
                                           959 Eighth Avenue
                                           New York, New York  10019
--------------------------------------------------------------------------------
Lawrence A. Bossidy                        Chairman of the Board
                                           Honeywell International
                                           P.O. Box 3000
                                           Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
M. Anthony Burns                           Chairman of the
                                           Board Ryder System, Inc. 3600
                                           N.W. 82nd Avenue
                                           Miami, Florida 33166
--------------------------------------------------------------------------------
H. Laurence Fuller                         Retired Co-Chairman
                                           BP Amoco p.l.c.
                                           1111 Warrenville Road, Suite 25
                                           Chicago, Illinois  60563
--------------------------------------------------------------------------------
Ellen V. Futter                            President and Trustee
                                           American Museum of Natural History
                                           Central Park West at 79th Street
                                           New York, NY 10024
--------------------------------------------------------------------------------
William H. Gray, III                       President and Chief Executive Officer
                                           The College Fund/UNCF
                                           9860 Willow Oaks Corporate Drive
                                           P.O. Box 10444
                                           Fairfax, Virginia  22031
--------------------------------------------------------------------------------

--------------------------
1    Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.


                              Page 12 or 13 pages

                                          PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                                      BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
William B. Harrison, Jr.                  Chairman of the Board and Chief
                                             Executive Officer
                                          J.P. Morgan Chase & Co.
                                          270 Park Avenue, 8th Floor
                                          New York, New York  10017-2070
--------------------------------------------------------------------------------
Helene L. Kaplan                          Of Counsel
                                          Skadden, Arps, Slate, Meagher &
                                             Flom LLP
                                          Four Times Square
                                          New York, New York  10036
--------------------------------------------------------------------------------
Lee R. Raymond                            Chairman of the Board and Chief
                                             Executive Officer
                                          Exxon Mobil Corporation
                                          5959 Las Colinas Boulevard
                                          Irving, TX 75039-2298
--------------------------------------------------------------------------------
John R. Stafford                          Chairman of the Board
                                          American Home Products Corporation
                                          5 Giralda Farms
                                          Madison, New Jersey  07940
--------------------------------------------------------------------------------
Lloyd D. Ward                             Chief Executive Officer
                                          U.S. Olympic Committee
                                          One Olympic Plaza
                                          Colorado Springs, CO  80909
--------------------------------------------------------------------------------


                              Page 13 or 13 pages